UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-06113

The Caldwell & Orkin Funds, Inc.

(Exact name of registrant as specified in charter)

100 S. Ashley Drive, Suite 895

Tampa, Florida 33602

(Address of principal executive offices) (Zip code)

Derek Pilecki

100 S. Ashley Drive, Suite 895

Tampa, Florida 33602

(Name and address of agent for service)

Copies to:

Benjamin Mollozzi

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45256

Registrant’s telephone number, including area code: 1-813-282-7870

Date of fiscal year end: April 30

Date of reporting period: April 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

A NO-LOAD MUTUAL FUND
TICKER SYMBOL: **COAGX**

CALDWELL & ORKIN®

MANAGING FOR RISK
AS WELL AS RETURN

MARKET OPPORTUNITY FUND

ANNUAL REPORT April 30, 2018

Managed By:
GATOR CAPITAL MANAGEMENT, LLC
(800) 467-7903
100 S. Ashley Drive, Suite 895
Tampa, Florida 33602

Table of Contents	Caldwell & Orkin Market Opportunity Fund
April 30, 2018 (Unaudited)

Management’s Discussion of Fund Performance	2
Investment Results	4
Fund Holdings	6
Schedule of Investments	7
Statement of Assets & Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	30
Disclosure of Fund Expenses	31
Additional Information	33
Management Agreement Renewal	36
Privacy Policy Disclosure	39

Caldwell & Orkin Market Opportunity Fund	Management’s Discussion of Fund Performance
April 30, 2018 (Unaudited)

Dear Fellow Shareholder:

The Caldwell & Orkin Market Opportunity Fund (the “Fund”) gained 0.34% in the six month period ended April 30, 2018. The S&P 500 Total Return Index (“S&P 500”) gained 3.82% during the same period. For the 12 months ended April 30, 2018, the Fund lost -0.53% while the S&P 500 increased by 13.27%. Of course, past performance is no guarantee of future results. Please see the standardized performance on page 4.

Management Discussion and Analysis

Since the Board appointed Gator Capital as the Fund’s investment advisor effective November 1, 2017, we have worked to preserve the attractive characteristics of the Fund while reshaping the Fund’s portfolio to be consistent with our investment style. We view the Fund’s historical commitment to protecting investor capital through maintaining low gross and net market exposures as a feature we are striving to preserve.

The top five contributors during the 2018 fiscal year were long positions in Etsy, Adobe Systems, PVH Corp and Microsoft, along with a short position in Acuity Brands.

The top five detractors during the 2018 fiscal year were short positions in Foot Locker, Cardtronics and Dick’s Sporting Goods, along with long positions in KeyCorp and Gray Television.

We ended the 2018 fiscal year with gross long exposure of 66% and gross short exposure of 18% for a total gross exposure of 84% and a net exposure of 48%. We believe this conservative positioning will give us the flexibility to respond to market conditions. This positioning is a slightly higher net exposure than the Fund has maintained historically.

Outlook

The equity markets had a slow start to 2018. As the Fund’s new fiscal year begins, the markets are beginning to recover from the choppy market of February and March. We believe the current level of economic activity is sustainable and could be further aided by corporate tax cuts and an accommodative Federal Reserve. We are wary of increasing speculative behavior on the part of investors as evidenced by the rise of Bitcoin late in 2017. We think this speculation could find its way into the equity markets. We would expect to become more cautious if we see evidence of additional speculation in the equity markets.

Our goal is to continue to manage the Fund with the same low net exposure with the goal to protect capital just as Mr. Orkin and his team did when they managed the Fund. We will attempt to provide returns through good stock selection and trading strategies with low correlation to the market.

Sincerely,

Derek S. Pilecki, CFA
Portfolio Manager

2	1-800-467-7903 | www.CaldwellOrkin.com

Caldwell & Orkin Market Opportunity Fund	Management’s Discussion of Fund Performance
April 30, 2018 (Unaudited)

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment returns and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 800-467-7903 or visit www.CaldwellOrkin.com for current month-end performance.

Annual Report | April 30, 2018	3

Caldwell & Orkin Market Opportunity Fund	Investment Results
April 30, 2018 (Unaudited)

Average Annual Total Returns(a) as of April 30, 2018
	One Year	Three Year	Five Year	Ten Year
Caldwell & Orkin Market Opportunity Fund	-0.53%	-1.70%	-0.42%	1.12%
S&P 500 Total Return Index (b)	13.27%	10.57%	12.96%	9.02%

Total annualized Fund operating expenses for the Fund was 2.10% as described in the Prospectus, dated August 28, 2017. This amount includes Acquired Fund Fees and Expenses, as well as interest and dividend expenses related to short sales, which if excluded would result in an annual operating expense rate of 1.40%. Additional information about the Fund’s current fees and expenses for the fiscal year ended April 30, 2018 is contained in the Financial Highlights.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(b)	Investors should expect that the Fund’s performance may fluctuate independently of stock market indices, such as the S&P 500 Total Return index. The S&P 500 Total Return index is a widely recognized unmanaged index of 500 common stock prices adjusted to reflect the reinvestment of dividends and distributions. You may not invest directly in an index.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contain important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling 1-800-467-7903.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

4	1-800-467-7903 | www.CaldwellOrkin.com

Caldwell & Orkin Market Opportunity Fund	Investment Results
April 30, 2018 (Unaudited)

Comparison of the Growth of a $10,000 Investment in the Caldwell & Orkin Market Opportunity Fund, and the S&P 500® Index

The chart above assumes an initial investment of $10,000 made on April 30, 2008 and held through April 30, 2018. The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-467-7903. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Annual Report | April 30, 2018	5

Caldwell & Orkin Market Opportunity Fund	Fund Holdings
April 30, 2018 (Unaudited)

Net Sector Exposure
April 30, 2018*

*	Sector weightings are calculated as a percentage of net assets and include short positions. Portfolio holdings are subject to change.

The Caldwell & Orkin Market Opportunity Fund’s (the “Fund”) investment objective is to provide long-term capital growth with a short-term focus on capital preservation.

Availability of Portfolio Schedule – (Unaudited)

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarter of each fiscal year on Form N-Q. The Fund’s Forms N-Q will be available at the SEC’s website at www.sec.gov. The Form N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2018

	Shares	Fair Value
COMMON STOCKS — LONG — 62.96%
Aerospace & Defense — 1.95%
General Dynamics Corporation	2,400	$483,144
Lockheed Martin Corporation	1,500	481,260
		964,404
Airlines — 0.57%
American Airlines Group, Inc.	6,600	283,338

Apparel Accessories & Luxury Goods — 0.64%
PVH Corporation	2,000	319,340

Application Software — 1.20%
Adobe Systems, Inc.(a)	2,700	598,320

Asset Management & Custody Banks — 7.92%
Ameriprise Financial, Inc.	2,500	350,525
Apollo Global Management LLC	14,100	406,644
Blackstone Group LP (The)	15,900	492,105
BrightSphere Investment Group plc	12,200	185,074
Federated Investors, Inc., Class B	9,000	238,230
Invesco Ltd.	19,000	550,430
Janus Henderson Group plc	14,000	442,260
KKR & Company LP	41,534	869,721
Legg Mason, Inc.	3,000	119,100
Pzena Investment Management, Inc., Class A	10,000	87,600
Victory Capital Holdings, Inc.(a)	1,565	17,309
Waddell & Reed Financial, Inc., Class A	9,000	182,160
		3,941,158
Automobile Manufacturers — 0.67%
General Motors Company	9,000	330,660

Automotive Retail — 1.11%
Carvana Company(a)	5,700	149,397
Group 1 Automotive, Inc.	4,000	261,400
Sonic Automotive, Inc., Class A	7,000	138,600
		549,397
Broadcasting — 1.20%
AMC Networks, Inc., Class A(a)	1,800	93,600
Discovery Communications, Inc., Class A(a)	3,000	70,950

See accompanying notes which are an integral part of these financial statements.

Annual Report | April 30, 2018	7

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2018

	Shares	Fair Value
Broadcasting — 1.20% - continued
Entercom Communications Corporation, Class A	14,000	$142,100
Gray Television, Inc.(a)	25,500	288,150
		594,800
Casinos & Gaming — 4.35%
Caesars Entertainment Corporation(a)	47,500	539,125
Las Vegas Sands Corporation	6,000	439,980
Melco Resorts & Entertainment Ltd. - ADR	27,000	842,670
MGM Resorts International	11,000	345,620
		2,167,395
Communications Equipment — 1.51%
Cisco Systems, Inc.	11,400	504,906
Juniper Networks, Inc.	10,000	245,900
		750,806
Consumer Finance — 2.76%
Ally Financial, Inc.	15,000	391,500
Navient Corporation	15,000	198,900
OneMain Holdings, Inc.(a)	15,000	462,750
SLM Corporation(a)	2,000	22,960
Synchrony Financial	9,000	298,530
		1,374,640
Data Processing & Outsourced Services — 0.16%
First Data Corporation, Class A(a)	4,500	81,450

Diversified Banks — 1.69%
Bank of America Corporation	2,000	59,840
HDFC Bank Ltd. - ADR	8,200	785,642
		845,482
Diversified Capital Markets — 1.01%
Credit Suisse Group AG - ADR	7,500	125,775
Deutsche Bank AG	15,000	204,900
UBS Group AG	10,500	176,400
		507,075
Diversified Support Services — 0.90%
Cintas Corporation	2,600	442,780

Fertilizers & Agricultural Chemicals — 0.76%
Nutrien Ltd.	8,250	375,623

See accompanying notes which are an integral part of these financial statements.

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Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2018

	Shares	Fair Value
Food Retail — 0.46%
Kroger Company (The)	9,000	$226,710

Health Care REITs — 0.56%
Senior Housing Properties Trust	18,000	280,260

Home Entertainment Software — 0.40%
Activision Blizzard, Inc.	3,000	199,050

Home Improvement Retail — 1.73%
Home Depot, Inc. (The)	4,700	868,560

Homebuilding — 1.52%
Lennar Corporation, Class A	14,100	745,749
Lennar Corporation, Class B	282	12,039
		757,788
Hotels Resorts & Cruise Lines — 0.89%
BBX Capital Corporation	44,499	444,100

Hypermarkets & Super Centers — 0.80%
Walmart, Inc.	4,500	398,070

Industrial Conglomerates — 1.16%
Honeywell International, Inc.	4,000	578,720

Integrated Oil & Gas — 1.51%
Chevron Corporation	6,000	750,660

Internet Software & Services — 1.84%
Etsy, Inc.(a)	17,000	508,980
IAC/InterActiveCorp(a)	2,500	405,350
		914,330
Investment Banking & Brokerage — 0.51%
Cowen, Inc., Class A(a)	12,000	186,000
Stifel Financial Corporation	1,200	69,936
		255,936
Mortgage REITs — 0.16%
New Residential Investment Corporation	4,500	78,660

See accompanying notes which are an integral part of these financial statements.

Annual Report | April 30, 2018	9

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2018

	Shares	Fair Value
Movies & Entertainment — 0.17%
Twenty-First Century Fox, Inc., Class A	2,250	$82,260

Office Services & Supplies — 0.38%
Knoll, Inc.	10,000	190,700

Oil & Gas Refining & Marketing — 2.64%
EnLink Midstream Partners LP	25,000	365,000
Phillips 66	8,500	946,135
		1,311,135
Oil & Gas Storage & Transportation — 2.28%
Enterprise Products Partners LP	27,700	743,468
SemGroup Corporation, Class A	8,000	201,200
Teekay Corporation	22,000	194,040
		1,138,708
Other Diversified Financial Services — 0.16%
Voya Financial, Inc.	1,500	78,525

Packaged Foods & Meats — 1.03%
B&G Foods, Inc.	12,750	290,063
Dean Foods Company	26,000	223,860
		513,923
Property & Casualty Insurance — 1.33%
Ambac Financial Group, Inc.(a)	39,000	664,170

Real Estate Services — 0.90%
Realogy Holdings Corporation	18,000	446,580

Regional Banks — 4.30%
Banc of California, Inc.	13,500	259,200
BankUnited, Inc.	5,000	198,050
Boston Private Financial Holdings, Inc.	3,000	48,150
Citizens Financial Group, Inc.	4,000	165,960
ConnectOne Bancorp, Inc.	7,000	184,800
First Hawaiian, Inc.	10,000	275,500
First Horizon National Corporation	7,500	137,250
FNB Corporation	14,000	182,000
Hope Bancorp, Inc.	16,500	285,285
Huntington Bancshares, Inc.	3,000	44,730

See accompanying notes which are an integral part of these financial statements.

10	1-800-467-7903 | www.CaldwellOrkin.com

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2018

	Shares	Fair Value
Regional Banks — 4.30% - continued
KeyCorp	9,000	$179,280
Sterling Bancorp	7,500	178,125
		2,138,330
Restaurants — 2.42%
McDonald's Corporation	3,500	586,040
Starbucks Corporation	10,600	610,242
		1,196,282
Retail REITs — 0.65%
Whitestone REIT	30,000	325,500

Specialized Consumer Services — 0.06%
H&R Block, Inc.	1,000	27,650

Specialized REITs — 1.10%
American Tower Corporation, Class A	4,000	545,440

Specialty Chemicals — 0.31%
Axalta Coating Systems Ltd.(a)	5,000	154,500

Specialty Stores — 0.31%
Sally Beauty Holdings, Inc.(a)	9,000	155,610

Steel — 0.32%
SunCoke Energy, Inc.(a)	14,000	160,860

Systems Software — 1.99%
BlackBerry Ltd.(a)	24,000	251,280
Microsoft Corporation	8,000	748,160
		999,440
Technology Hardware Storage & Peripherals — 1.37%
Apple, Inc.	4,150	685,829

Thrifts & Mortgage Finance — 0.64%
MGIC Investment Corporation(a)	32,000	320,640

See accompanying notes which are an integral part of these financial statements.

Annual Report | April 30, 2018	11

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2018

	Shares	Fair Value
Trading Companies & Distributors — 0.66%
United Rentals, Inc.(a)	2,200	$330,000

TOTAL COMMON STOCKS — LONG (Cost $29,302,693)		31,345,594
CLOSED-END FUNDS — LONG — 1.54%
Prudential Global Short Duration High Yield Fund, Inc.	55,556	767,228

TOTAL CLOSED-END FUNDS — LONG (Cost $802,235)		767,228
WARRANTS — LONG — 1.60%
American International Group, Inc., Expires 01/19/21, Strike Price $44	25,600	443,136
PNC Financial Services Group, Expires 12/31/18, Strike Price $67	600	48,036
Wells Fargo & Company, Expires 10/28/18, Strike Price $34	16,000	306,240

TOTAL WARRANTS — LONG (Cost $776,199)		797,412

See accompanying notes which are an integral part of these financial statements.

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Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2018

	Shares	Fair Value
MONEY MARKET FUNDS — 28.27%
First American Treasury Obligations Fund - Class X, 1.58%(b)	14,072,129	$14,072,129

TOTAL MONEY MARKET FUNDS (Cost $14,072,129)		14,072,129
TOTAL INVESTMENTS — 94.37% (Cost $44,953,256)		46,982,363

Other Assets in Excess of Liabilities — 5.63%		2,802,304
NET ASSETS — 100.00%		$49,784,667

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of April 30, 2018.

ADR - American Depositary Receipt.

REIT - Real Estate Investment Trust

The sub-industries shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

Annual Report | April 30, 2018	13

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2018

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Fair Value
COMMON STOCKS — SHORT — (17.93)%
Apparel Retail — (1.19)%
Foot Locker, Inc.	(13,800)	$(594,504)

Automobile Manufacturers — (0.76)%
Tesla, Inc.(a)	(1,300)	(382,070)

Biotechnology — (0.93)%
China Biologic Products Holdings, Inc.(a)	(5,300)	(460,411)

Communications Equipment — (0.64)%
Finisar Corporation(a)	(20,600)	(320,948)

Data Processing & Outsourced Services — (1.25)%
Cardtronics plc, Class A(a)	(21,600)	(567,000)
Western Union Company (The)	(3,000)	(59,250)
		(626,250)
Education Services — (0.23)%
Bridgepoint Education, Inc.(a)	(19,000)	(110,960)

Electrical Components & Equipment — (1.59)%
Acuity Brands, Inc.	(6,600)	(790,482)

Electronic Manufacturing Services — (0.92)%
Celestica, Inc.(a)	(40,000)	(460,000)

Environmental & Facilities Services — (1.33)%
ABM Industries, Inc.	(10,000)	(311,300)
Stericycle, Inc.(a)	(5,900)	(346,389)
		(657,689)
Health Care Distributors — (0.53)%
Patterson Companies, Inc.	(11,400)	(265,392)

Homefurnishing Retail — (0.71)%
Bed Bath & Beyond, Inc.	(20,200)	(352,692)

Life & Health Insurance — (0.66)%
Athene Holding Ltd., Class A(a)	(6,750)	(330,750)

See accompanying notes which are an integral part of these financial statements.

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Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2018

	Shares	Fair Value
Personal Products — (0.57)%
Edgewell Personal Care Company(a)	(6,400)	$(281,920)

Regional Banks — (2.89)%
Berkshire Hills Bancorp, Inc.	(8,800)	(333,960)
Columbia Banking System, Inc.	(8,100)	(325,701)
Heritage Financial Corporation	(9,684)	(287,615)
South State Corporation	(3,800)	(328,890)
UMB Financial Corporation	(1,122)	(85,923)
Univest Corporation of Pennsylvania	(2,607)	(74,951)
		(1,437,040)
Restaurants — (1.33)%
Dave & Buster's Entertainment, Inc.(a)	(8,500)	(361,165)
Restaurant Brands International, Inc.	(5,500)	(299,310)
		(660,475)
Specialty Stores — (1.06)%
Dick's Sporting Goods, Inc.	(16,000)	(529,440)

Technology Hardware Storage & Peripherals — (0.80)%
NCR Corporation(a)	(13,000)	(400,010)

Thrifts & Mortgage Finance — (0.54)%
Northfield Bancorp, Inc.	(1,505)	(23,839)
Territorial Bancorp, Inc.	(8,052)	(245,103)
		(268,942)
TOTAL COMMON STOCKS — SHORT (Proceeds Received $9,393,405)		(8,929,975)
TOTAL SECURITIES SOLD SHORT — (17.93)% (Proceeds Received $9,393,405)		$(8,929,975)

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of April 30, 2018.

ADR - American Depositary Receipt.

REIT - Real Estate Investment Trust

The sub-industries shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

Annual Report | April 30, 2018	15

Caldwell & Orkin Market Opportunity Fund	Statement of Assets and Liabilities
April 30, 2018

ASSETS
Investments in securities at fair value (cost $44,953,256)	$46,982,363
Cash	1,179,811
Deposit held by broker for securities sold short	10,144,651
Receivable for fund shares sold	8,067
Receivable for investments sold	7,532,973
Dividends and interest receivable	57,754
Prepaid expenses	21,025
Total Assets	65,926,644

LIABILITIES
Securities sold short, at value (proceeds received $9,393,405)	8,929,975
Payable for fund shares redeemed	83,684
Payable for dividends declared on short sales	25,760
Payable for investments purchased	6,990,820
Payable to Adviser	41,860
Payable to Administrator	7,408
Other accrued expenses	62,470
Total Liabilities	16,141,977

Net Assets	$49,784,667

Net Assets consist of:
Paid-in capital	$53,018,955
Accumulated net investment loss	(286,589)
Accumulated net realized loss from investments	(5,440,236)
Net unrealized appreciation on investments and securities sold short	2,492,537
Net Assets	$49,784,667

Shares outstanding, par value $0.10 per share (30,000,000 authorized shares)	2,416,014

Net asset value, offering price and redemption price per share (a)	$20.61

(a)	Redemption price may differ from NAV if redmption fee is applied.

See accompanying notes which are an integral part of these financial statements.

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Caldwell & Orkin Market Opportunity Fund	Statement of Operations
For the Year Ended April 30, 2018

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $6,352)	$1,008,387
Interest income	3,953
Total investment income	1,012,340

EXPENSES
Investment Adviser	833,911
Directors	141,099
Insurance	124,603
Legal	112,272
Administration	50,033
Registration	36,856
Fund accounting	33,983
Audit	17,000
Transfer agent	27,942
Report printing	23,703
Chief Compliance Officer	20,073
Custodian	18,616
Pricing	2,554
Miscellaneous	94,077
Interest	157,057
Dividend expense on securities sold short	309,689
Total expenses	2,003,468
Net investment loss	(991,128)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	6,833,299
Purchased options	(1,419,154)
Securities sold short	(3,174,689)
Foreign currency translations	(443)
Change in unrealized appreciation (depreciation) on:
Investments	(3,468,087)
Purchased options	814,511
Securities sold short	370,448
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES, PURCHASED OPTIONS, SECURITIES SOLD SHORT AND FOREIGN CURRENCY TRANSLATIONS	(44,115)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,035,243)

See accompanying notes which are an integral part of these financial statements.

Annual Report | April 30, 2018	17

Caldwell & Orkin Market Opportunity Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
INCREASE(DECREASE) IN NET ASSETS DUE TO:
Operations
Net investment loss	$(991,128)	$(1,873,252)
Net realized gain (loss) on investments, purchased options, securities sold short and foreign currency translations	2,239,013	2,175,418
Change in unrealized appreciation (depreciation) on investments, purchased options and securities sold short	(2,283,128)	(7,787,565)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(1,035,243)	(7,485,399)

CAPITAL TRANSACTIONS
Proceeds from shares sold	5,866,467	21,349,828
Amount paid for shares redeemed	(71,669,354)	(105,592,465)
Proceeds from redemption fees (Note 1)	12,923	9,735
Net decrease in net assets resulting from capital transactions	(65,789,964)	(84,232,902)
TOTAL DECREASE IN NET ASSETS	(66,825,207)	(91,718,301)

NET ASSETS
Beginning of period	116,609,874	208,328,175
End of period	$49,784,667	$116,609,874
Accumulated net investment loss	$(286,589)	$(386,206)

SHARE TRANSACTIONS - INSTITUTIONAL CLASS
Shares sold	286,524	1,011,479
Shares redeemed	(3,497,522)	(5,042,880)
Net decrease in shares outstanding	(3,210,998)	(4,031,401)

See accompanying notes which are an integral part of these financial statements.

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Caldwell & Orkin Market Opportunity Fund	Financial Highlights

For a share outstanding during each of the years presented.

	For the Year Ended April 30, 2018		For the Year Ended April 30, 2017		For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
Net Asset Value, Beginning of Year	$20.72		$21.57		$22.94	$20.88	$22.97
Income from investment operations:
Net investment income (loss)	(0.24	)(a)	(0.25	)(a)	(0.36)	(0.49)	(0.29)
Net realized and unrealized gain (loss) on investments	0.13	(d)	(0.60)		0.30	2.71	(1.30)
Total from Investment Operations	(0.11)		(0.85)		(0.06)	2.22	(1.59)

Less Distributions to Shareholders From:
Net realized gains on investments	—		—		(1.32)	(0.17)	(0.51)
Total distributions	—		—		(1.32)	(0.17)	(0.51)

Paid in Capital:
Paid in capital from redemption fees	—	(b)	—	(b)	0.01	0.01	0.01
Net Asset Value, End of Year	$20.61		$20.72		$21.57	$22.94	$20.88

Total Return (c)	(0.53)%		(3.94)%		(0.56)%	10.68%	(6.92)%

Ratios and Supplemental Data:
Net Assets, End of Year (in thousands)	$49,785		$116,610		$208,328	$128,935	$165,472
Ratios to Average Net Assets:
Management fees	1.00%		1.00%		1.00%	1.00%	1.00%
Administrative and other expenses	0.85%		0.40%		0.37%	0.44%	0.29%
Expenses before dividends on securities sold short and interest expense	1.85%		1.40%		1.37%	1.44%	1.29%
Interest expense	0.19%		0.31%		0.85%	0.63%	0.30%
Expenses from dividends on securities sold short	0.37%		0.29%		0.73%	0.57%	0.14%
Ratio of total net expenses	2.41%		2.00%		2.95%	2.64%	1.73%
Ratio of net investment loss	(1.19)%		(1.18)%		(2.06)%	(1.80)%	(0.98)%
Portfolio Turnover Rate	531%		500%		415%	434%	657%

(a)	Calculated using average shares outstanding.

(b)	Rounds to less than $0.005 per share.

(c)	Total return in the above table represents the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes which are an integral part of these financial statements.

Annual Report | April 30, 2018	19

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2018

1. ORGANIZATION

The Caldwell & Orkin Market Opportunity Fund (the “Fund”) is the only investment portfolio of The Caldwell & Orkin Funds, Inc. (the “Company”), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and incorporated under the laws of the State of Maryland on August 15, 1989. The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. Gator Capital Management, LLC (the “Adviser”), the Fund’s investment adviser, uses a fundamental-driven, multi-dimensional investment process focusing on active allocation, security selection and surveillance to achieve the Fund’s investment objective.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Securities are stated at the closing price on the date at which the net asset value (“NAV”) is being determined. If the date of determination is not a trading date, or the closing price is not otherwise available, the last bid price is used for a fair value instead. Debt securities are valued at the price provided by an independent pricing service. Any assets or securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”) in accordance with the Fund’s Fair Value Pricing Policy.

Securities Transactions and Related Investment Income

The Fund follows industry practice and records securities transactions on trade date for financial reporting purposes. Dividend income is recorded on the ex- dividend date. Realized gains and losses from investment transactions are determined using the specific identification method. Interest income which includes amortization of premium and accretion of discount, is accrued as earned.

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2018

Fair Value Measurements

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

Level 2 –	Quoted prices which are not active quoted prices for similar assets or liabilities in active markets or inputs other than quoted process that are observable (either directly or indirectly) for substantially the full term of the asset of liability.

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market for the asset or liability at the measurement date.

The following is a summary of the inputs used as of April 30, 2018 in valuing the Fund’s investments carried at value:

Investments in Securities*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$31,345,594	$—	$—	$31,345,594
Closed-End Funds	767,228	—	—	767,228
Warrants	797,412	—	—	797,412
Money Market Fund	14,072,129	—	—	14,072,129
Total	$46,982,363	$—	$—	$46,982,363

Liabilities
Securities Sold Short
Common Stocks	$(8,929,975)	$—	$—	$(8,929,975)
Total	$(8,929,975)	$—	$—	$(8,929,975)

*	For detailed industry descriptions, see the accompanying Schedule of Investments.

Annual Report | April 30, 2018	21

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2018

The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. There were no transfers between any levels as of April 30, 2018 based on input levels as of April 30, 2017.

Use of Derivatives

Derivative Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities. The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts, such as purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract holder. This may allow the Fund to pursue its objective more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Purchasing Put and Call Options: The Fund may invest in options on securities and indices, and use such securities either to hedge risk or enhance the long positions in the Fund’s portfolio.

By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a typical put option can expect to realize a gain if security prices fall. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2018

potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options: The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if the price of the underlying security remains the same or falls. Through receipt of the option premium, a call writer mitigates some of the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The Fund did not transact in any written options during the fiscal year ended April 30, 2018.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended April 30, 2018:

Risk Exposure	Statement of Operations Location	Realized Gain (Loss) of Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Equity (Purchased Options Contracts)	Net realized gain on purchased options/ Net change in unrealized appreciation on purchased options	$ (1,419,154)	$ 814,511

Annual Report | April 30, 2018	23

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2018

Significant Ownership Concentration

At April 30, 2018, the Fund invested 28.27% of total net assets in the First American Treasury Obligations Fund – Class X (FXFXX) (the “Money Market Fund”). The financial statements of the Money Market Fund, including the portfolio of investments, are included in the First American Treasury Obligations Fund’s (Class X) annual report and can be found at www.firstamericanfunds.com and should be read in conjunction with the Fund’s financial statements. The Fund uses the money market instruments, such as the Money Market Fund, as a vehicle for holding collateral related to securities sold short. As stated in the Fund’s prospectus, the Fund will typically invest between 0% and 50% of net assets in money market securities and fixed income securities. This portion of the Fund’s portfolio includes cash equivalents (i.e., money market funds or U.S. treasury notes) and bonds (i.e., corporate or government bonds), although generally cash equivalents are emphasized more than bonds. The corporate bonds purchased may have any maturity and be of any rating or quality, as long as Fund management believes it is consistent with the Fund’s investment objective.

The Money Market Fund seeks to provide maximum current income and daily liquidity by purchasing U.S. Treasury securities and repurchase agreements collateralized by such obligations.

Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

The Fund charges a 2.00% redemption fee on shares held less than 90 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation. For the fiscal year ended April 30, 2018, the Fund recorded $12,923 in redemption fee proceeds.

Federal Income Taxes

The Fund makes no provision for federal income tax or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2018

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Fund has entered into a management agreement (the “Management Agreement”) with the Adviser pursuant to which the Adviser provides space, facilities, equipment and personnel necessary to perform administrative and investment management services for the Fund. The Management Agreement provides that the Adviser is responsible for the management of the Fund’s portfolio. For such services and expenses assumed by the Adviser, the Fund pays a monthly advisory fee at incremental annual rates as follows:

Advisory Fee	Average Daily Net Assets
1.00%	Up to $250 million
0.90%	In excess of $250 million but not greater than $500 million
0.80%	In excess of $500 million

The Adviser has agreed to reimburse the Fund to the extent necessary to prevent the Fund’s annual ordinary operating expenses (excluding taxes, expenses related to the execution of portfolio transactions and the investment activities of the Fund such as, for example, interest, dividend expenses on securities sold short, brokerage commissions and fees and expenses charged to the Fund by any investment company in which the Fund invests and extraordinary charges such as litigation costs) from exceeding 2.00% of the Fund’s average net assets. No fee waiver or reimbursement by the Adviser was required for the fiscal year ended April 30, 2018. During the fiscal year ended April 30, 2018, the Adviser earned $324,380 from the Fund.

Prior to November 1, 2017, the investment adviser to the Fund was C&O Funds Advisor, Inc., which was a wholly-owned subsidiary of Caldwell & Orkin, Inc.. Certain former Directors and former Officers of the Fund were also officers of C&O Funds Advisor, Inc. During the fiscal year ended April 30, 2018, C&O Funds Advisor, Inc. earned $509,531 from the Fund.

Annual Report | April 30, 2018	25

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2018

Ultimus Fund Solutions, LLC (“the Administrator”) provides fund accounting, fund administration and transfer agency services under a Master Services Agreement to the Fund. The Fund pays the Administrator fees for its services under the Master Services Agreement. In addition, the Fund pays out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Fund’s securities. For the fiscal year ended April 30, 2018, the Administrator earned fees of $50,033 for administration services, $33,983 for fund accounting services and $27,942 for transfer agent services.

Under a Compliance Consulting Agreement with the Fund, the Administrator provides the Fund with a Chief Compliance Officer along with support services. The Fund pays the Administrator an annual fee to provide these services. For the fiscal year ended April 30, 2018, the Administrator earned fees of $20,073 for compliance services.

Ultimus Fund Distributors, LLC (the “Distributor”) serves as distributor to the Fund. The Fund does not pay the Distributor for these services. The Distributor is a wholly-owned subsidiary of the Administrator.

Certain officers of the Fund are also officers of the Administrator and the Distributor.

4. DIRECTOR COMPENSATION

The Fund pays each Director, in cash, an annual fee of $8,000 per year, plus $1,500 for each in-person meeting attended and $1,000 for each telephonic meeting attended. The Fund also reimburses Directors’ actual out-of-pocket expenses relating to attendance at meetings. Prior to November 11, 2017, each Director received an annual fee of $15,000 per year, plus $3,500 for each in-person meeting attended and $1,500 for each telephonic meeting attended. Until May 18, 2018, the Directors received their compensation entirely in shares of the Fund (i.e., Directors received shares of the Fund with a value equal to the cash compensation they would have otherwise received).

5. INVESTMENT PORTFOLIO TRANSACTIONS

During the fiscal year ended April 30, 2018, the Fund purchased $230,882,049 and sold $274,303,047 of securities, excluding securities sold short and short-term investments.

Short Sales and Segregated Cash

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2018

All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments. Segregated cash is held at the custodian in the name of the broker per a tri-party agreement between the Fund, the custodian, and the broker.

The Fund may also sell short “against the box”, i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the same security which it sold short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

The Fund limits the value of its short positions (excluding short sales “against the box”) to 60% of the Fund’s total net assets. At April 30, 2018, the Fund had approximately 18% of its total net assets in short positions.

For the year ended April 30, 2018, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $95,122,450 and $81,534,070, respectively.

6. FEDERAL TAX INFORMATION

As of April 30, 2018, the net unrealized appreciation (depreciation) of investments, including short securities, for tax purposes was as follows:

Gross unrealized appreciation	$1,322,767
Gross unrealized depreciation	(824,765)
Net unrealized appreciation	$498,002

At April 30, 2018, the aggregate cost of securities for federal income tax purposes was $37,554,386 for the Fund.

At April 30, 2018, the components of distributable earnings (accumulated losses) on a tax basis was as follows:

Accumulated capital and other losses	$(3,732,291)
Unrealized appreciation	498,003
$(3,234,288)

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of wash losses and investments in partnerships and certain other investments.

Certain capital losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended April 30, 2018, the Fund deferred $286,589 in Qualified Late Year Ordinary Losses.

Annual Report | April 30, 2018	27

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2018

As of April 30, 2018, the Fund has available for tax purposes an unused capital loss carryforward of $3,445,702 of short-term capital losses with no expiration, which is available to offset against future taxable net capital gains.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2018, the Fund increased accumulated net realized loss on investments by $34,887, increased accumulated net investment loss by $1,090,745 and decreased paid-in capital by $1,125,632. These reclassifications are due to investments in partnerships, commodities, nondeductible dividend expenses and certain other temporary and permanent book and tax reclassifications.

7. COMMITMENTS AND CONTINGENCIES

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no additional items requiring adjustment of the financial statements or additional disclosure.

SHAREHOLDER MEETING RESULTS (Unaudited)

On February 8, 2018, a special meeting of shareholders of the Fund was held for the purpose of voting on two proposals: (1) the approval of a new investment advisory agreement and (2) the election of three new Directors to serve on the Board of Directors. Below are the voting results from the special meeting.

Proposal 1: The shareholders voted in favor of the proposal to approve a new investment advisory agreement to be entered into by and between the Company, on behalf of the Fund, and the Adviser.

For	Against	Abstain	Broker Non Votes	% of Outstanding Shares Voted in Favor
2,131,777	13,944	7,541	806,141	51.37%

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2018

Proposal 2: The shareholders voted in favor of the proposal to approve three new Directors to serve on the Board of Directors.

	For	Withhold	% of Total Voted in Favor
Bevin Newton	2,942,042	17,361	99.41%
Rhett Ingerick	2,941,296	18,107	99.39%
Derek Pilecki	2,762,021	197,382	93.33%

Ms. Newton, Mr. Ingerick and Mr. Pilecki were each elected as Directors at the meeting. Mr. Frederick T. Blume’s term of office as a Director continued after the meeting.

Annual Report | April 30, 2018	29

Caldwell & Orkin Market Opportunity Fund	Report of Independent Registered Public Accounting Firm
April 30, 2018

To the Shareholders and Board of Directors
of Caldwell and Orkin Market Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Caldwell & Orkin Market Opportunity Fund (the “Fund”), a series of shares of The Caldwell & Orkin Funds, Inc., including the schedule of investments, as of April 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 1998.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 28, 2018

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Caldwell & Orkin Market Opportunity Fund	Disclosure of Fund Expenses
April 30, 2018 (Unaudited)

Summary of Fund Expenses (Unaudited)

We believe it is important for you to understand the impact of fees and expenses on your investment in the Fund. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs related to the purchase and redemption of Fund shares, including redemption fees and brokerage commissions (if applicable); and (2) ongoing costs, including management fees, administrative expenses, portfolio transaction costs and other Fund expenses. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The below example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, November 1, 2017 through April 30, 2018. The table below illustrates the Fund’s expenses in two ways:

Based on Actual Fund Returns

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Based on a Hypothetical 5% Return for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report | April 30, 2018	31

Caldwell & Orkin Market Opportunity Fund	Disclosure of Fund Expenses
April 30, 2018 (Unaudited)

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period(1)	Annualized Expense Ratio
Actual (2)	$1,000.00	$1,003.40	$13.09	2.63%
Hypothetical (3)	$1,000.00	$1,011.73	$13.14	2.63%

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(2)	Excluding interest expense and dividend expense from short positions, the annualized expense ratio is 2.06%, and your actual cost would be $10.24.

(3)	Hypothetical assumes 5% annual return before expenses.

32	1-800-467-7903 | www.CaldwellOrkin.com

Caldwell & Orkin Market Opportunity Fund	Additional Information
April 30, 2018

Caldwell & Orkin Market Opportunity Fund Board of Directors and Officers (Unaudited)

Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
DISINTERESTED DIRECTORS
Frederick T. Blumer (59) Director and Chairman of the Board	Indefinite Term, Since 1990, Chairman Since 2004	Mr. Blumer is the Chairman & CEO of Mile Auto, Inc. (since March 2017) and Chairman of Vehcon, Inc. (since 2012), and was CEO of Vehcon, Inc. (from 2012-2017).	One	None
Bevin E. Newton (47) Director	Indefinite Term, Since 2018	Choreographer and Ballet Teacher, Dance Stop Studios/Dance Stop Company (June 2016-present); Executive Director, The Roswell United Methodist Church Foundation (April 2012 – May 2016); Choreographer and Ballet Teacher, Catersville School of Ballet/Cartersville City Ballet (2004-present).	One	1, Gator Series Trust
Rhett E. Ingerick (43) Director and Chairman of the Audit Committee	Indefinite Term, Since 2018	Senior Functional Analyst, Kforce, Inc. (2015-present); Senior Integration Developer, Talbots, Inc. (2014 – 2015); Software Developer, Kforce, Inc. (1999 – 2014).	One	1, Gator Series Trust

Annual Report | April 30, 2018	33

Caldwell & Orkin Market Opportunity Fund	Additional Information
April 30, 2018

Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen	Other Directorships Held
INTERESTED DIRECTOR
Derek Pilecki (47) President and Director	Indefinite Term, Since 2017	President and Chief Investment Officer for Gator Capital Management, LLC (2008 – present).	One	One, Gator Series Trust
OFFICERS AND INTERESTED DIRECTORS
Erik Anderson (40) Treasurer	Indefinite Term, Since 2017	Chief Financial Officer at Oakpoint Advisors (January 2016 - present); Chief Financial Officer for Gator Capital Management, LLC (2012 – present); Chief Financial Officer of Praesidis Advisors LLC (2008 – December 2015).	N/A	N/A
Charles Black (39) Chief Compliance Officer	Since 2016	Mr. Black is a Senior Compliance Officer at Ultimus Fund Solutions, LLC since 2015. Previously, Mr. Black served as a Senior Compliance Manager at Touchstone Mutual Funds from 2013 to 2015, Senior Compliance Manager at Fund Evaluation Group from 2011 to 2013.	N/A	N/A
Benjamin V. Mollozzi (33) Secretary	Since 2017	Mr. Mollozzi is an Attorney at Ultimus Fund Solutions, LLC (Ultimus). Mr. Mollozzi has been at Ultimus since 2015. Mr. Mollozzi worked at Procter & Gamble from 2013-2015.	N/A	N/A

34	1-800-467-7903 | www.CaldwellOrkin.com

Caldwell & Orkin Market Opportunity Fund	Additional Information
April 30, 2018

Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen	Other Directorships Held
Bryan W. Ashmus (45) Assistant Treasurer	Since 2016	Mr. Ashmus is a Vice President and Director of Financial Administration at Ultimus Fund Solutions, LLC (since December 2015). Previously, Mr. Ashmus was Vice President and Manager of Financial Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) from September 2013 to December 2015 and was Vice President, Fund Administration, Citi Fund Services Ohio, Inc. from May 2005 to September 2013.	N/A	N/A

The Fund’s Statement of Additional Information includes additional information about Fund directors and is available, without charge, upon request by calling the Fund at (800) 467-7903.

Annual Report | April 30, 2018	35

Caldwell & Orkin Market Opportunity Fund	Management Agreement Renewal
April 30, 2018

DIRECTOR APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

At an in-person meeting held on October 10, 2017, at which all of the Directors were present, the Board, including the Directors who are not “interested persons,” as defined by the 1940 Act, of the Company (the “Independent Directors”), voting separately, reviewed and approved the interim advisory agreement with the Adviser (the “Interim Management Agreement”) and, subject to the approval of the shareholders of the Fund, the new advisory agreement with the Adviser (the “New Management Agreement” and, together with the Interim Management Agreement, the “Management Agreements”). In the course of their deliberations, the Board was advised by fund counsel and the Independent Directors were advised by their independent legal counsel. The Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel.

In considering the approval of the Management Agreements and reaching their conclusions with respect thereto, the Board was fully briefed by counsel on its fiduciary duties and responsibilities in reviewing and approving the Management Agreements and the types of information that should be reviewed by them and their responsibilities in making an informed decision regarding the approval of the Management Agreements. The Board also reviewed and analyzed various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser to the Fund and the Adviser’s experience managing registered investment companies; (2) the performance of the Adviser in managing investments for other investment company clients or managed account clients; (3) the costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund, as well as fee rates charged by the Adviser and other advisers for comparable strategies; (4) the extent to which economies of scale may be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors; (5) other benefits to be derived by the Adviser from its relationship with the Fund; and (6) the likely effects of the Management Agreements on the Fund and its shareholders; including the following:

Nature, Extent and Quality of Services. The Board reviewed the operating and investment advisory services to be provided by the Adviser to the Fund, including, without limitation, its investment advisory services, its coordination of services for the Fund among the Fund’s service providers, its compliance procedures and practices, its planned efforts to promote the Fund and assist in its distribution and its provision of officers for the Company. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services to be provided by the Adviser were appropriate for the Fund.

36	1-800-467-7903 | www.CaldwellOrkin.com

Caldwell & Orkin Market Opportunity Fund	Management Agreement Renewal
April 30, 2018

Performance of the Adviser. The Board reviewed the investment performance of the Adviser in managing investments for other investment company clients and managed account clients, both as an investment adviser and a sub-adviser, with investment objectives and strategies similar to, or overlapping in whole or in part, with those of the Fund, including the Gator Focus Fund, a series of the Gator Series Trust, and Gator Financial Partners, LLC, a privately-offered investment partnership. After evaluating the performance of the Adviser in such capacities, the Board concluded that the performance of the Adviser was satisfactory.

Cost of Services and Projected Profits of the Adviser with respect to the Fund. In analyzing the cost of services and the profitability that the Adviser expects to derive from its relationship with the Fund, the Board considered that the Management Agreements would result in no changes to the fees charged to the Fund, and that the services provided in exchange for such fees would be substantially the same as those performed by the Fund’s former adviser, C&O Funds Advisor, Inc. (the “Former Adviser”). The Board also considered the Adviser’s staffing, personnel and methods of operating; the financial condition of the Adviser and the level of commitment to the Fund and the Adviser by the principals of the Adviser; the asset levels of the Fund; and the overall fees and expenses of the Fund. The Board also considered the Adviser’s future expected profitability with respect to the Fund. The Board then reviewed the fees and expenses of the Fund, noting that they would be the same as under the management agreement with the Former Adviser, and then compared them to other funds similar in terms of the type of fund, the style of investment management, the size of the fund and the nature of the fund’s investment strategy, among other factors. The Board also considered the expense limitation provisions within the Management Agreements and the financial capacity of the Adviser to fulfill its obligations under the Management Agreements. Following these comparisons and considerations and upon further discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by the Fund under the Management Agreements are appropriate and within the range of what would have been negotiated at arm’s length.

Economies of Scale. Following discussion of the Fund’s asset levels, expectations for growth, levels of fees and past adjustments to expense limitation agreements, the Board determined that the Fund’s fee arrangement was appropriate, and that the Fund’s overall fee structure provided for savings and protection for shareholders at lower asset levels through the Fund’s expense cap that is part of the Management Agreements.

Other Benefits Derived by the Adviser from its Relationship with the Fund. The Board considered that (other than the advisory fee) there are no material “fall-out” or ancillary benefits that accrue to the Adviser as a result of its relationship

Annual Report | April 30, 2018	37

Caldwell & Orkin Market Opportunity Fund	Management Agreement Renewal
April 30, 2018

with the Fund. Based on the foregoing information, the Board concluded that such potential benefits are immaterial to its consideration and approval of the Management Agreements.

After full consideration of the above factors as well as other factors, the Board unanimously concluded that the terms of the Interim Management Agreement and the New Management Agreement were fair and reasonable and approved the Management Agreements.

38	1-800-467-7903 | www.CaldwellOrkin.com

CUSTOMER PRIVACY NOTICE

FACTS	WHAT DOES CALDWELL & ORKIN FUNDS, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number

■    Assets

■    Retirement Assets

■    Transaction History

■    Checking Account Information

■    Purchase History

■    Account Balances

■    Account Transactions

■    Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Caldwell & Orkin Funds Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Caldwell & Orkin Funds, Inc. share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 467-7903

Annual Report | April 30, 2018	39

Who we are
Who is providing this notice?	Caldwell & Orkin Funds, Inc. Caldwell & Orkin Market Opportunity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does Caldwell & Orkin Funds, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Caldwell & Orkin Funds, Inc. collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tell us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■    Gator Capital Management, LLC the investment adviser to Caldwell & Orkin Funds, Inc., could be deemed an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Caldwell & Orkin Funds, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Caldwell & Orkin Funds, Inc. does not jointly market.

40	1-800-467-7903 | www.CaldwellOrkin.com

This Page is Intentionally Left Blank.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
Annual Report to Shareholders

BOARD OF DIRECTORS Frederick T. Blumer, Independent Chairman Derek Pilecki, President Bevin E. Newton Rhett E. Ingerick	TRANSFER, REDEMPTION & DIVIDEND DISBURSING AGENT Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707	LEGAL COUNSEL Kilpatrick Townsend & Stockton LLP 1001 West Fourth Street Winston-Salem, NC 27101-2400

INVESTMENT ADVISER Gator Capital Management, LLC 100 S. Ashley Drive, Suite 895 Tampa, FL 33602	CUSTODIAN U.S. Bank, N.A. 425 Walnut St. Cincinnati, OH 45202

DISTRIBUTOR Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

The Caldwell & Orkin Market Opportunity Fund’s (the “Fund”) portfolio may or may not have positions in any of the companies referenced in this Report to Shareholders as of any date after April 30, 2018. The commentary reflects the views of the investment manager through the end of the period or through the date of this report, as the case may be. Of course, these views are subject to change as market and other conditions warrant. These financial statements are submitted for the general information of the Fund’s shareholders. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective Fund Prospectus.

Availability of Proxy Voting Policy & Procedures, Proxy Voting Record and Code of Ethics - A description of a) the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, b) how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and c) the Code of Ethics applicable to the principal officers of the Fund are available without charge, upon request, by calling toll-free (800) 467-7903, or on the Securities and Exchange Commission’s (the “Commission’s”) website at http://www.sec.gov.

Fund Information - For more information about the Fund please call (800) 467-7903 or visit the Fund’s website at https://caldwellorkin.com.

Gator Capital Management, LLC

100 S. Ashley Drive, Suite 895
Tampa, Fl 33602

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

(f) The registrant has included a copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2018: $17,200

Fiscal year ended 2017: $27,000

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2018: $0

Fiscal year ended 2017: $0

Fees for 2017 and 2016 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2018: $2,800

Fiscal year ended 2017: $2,800

Fees for 2018 and 2017 related to the review of the registrant's tax returns. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2018: $1,200

Fiscal year ended 2017: $1,200

Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X

Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended April 30, 2017 and April 30, 2018 are $0 and $0, respectively

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)        Not applicable.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		The Caldwell & Orkin Funds, Inc.

By (Signature and Title)*		/s/ Derek Pilecki
Derek Pilecki, President and Principal Executive Officer

Date	6/29/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Derek Pilecki
Derek Pilecki, President and Principal Executive Officer

Date	6/29/2018

By (Signature and Title)*		/s/ Erik Anderson
Erik Anderson, Treasurer and Principal Financial Officer

Date	6/29/2018